HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

Supplement dated August 15, 2012 to your Prospectus

FUND NAME CHANGES

Effective on September 24, 2012, the following name changes are made to your Prospectus:

Old Name	New Name
Invesco Van Kampen American Franchise Fund - Class A	Invesco American Franchise Fund - Class A
Invesco Van Kampen Comstock Fund - Class A	Invesco Comstock Fund - Class A
Invesco Van Kampen Equity and Income Fund - Class A	Invesco Equity and Income Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.